AGREEMENT REGARDING PARTICIPATION AGREEMENT

        THIS AGREEMENT REGARDING PARTICIPATION AGREEMENT (this “Agreement”) is made and entered into as of the 6th day of May, 2004, between CHURCHILL DOWNS MANAGEMENT COMPANY, a Kentucky corporation (“Lead”), and CENTAUR RACING, LLC, an Indiana limited liability company (“Participant”).

        WHEREAS, Lead and Participant are parties to a Participation Agreement dated as of December 3, 2001 (the “Original Participation Agreement”);

        WHEREAS, Borrower requested and Lead has agreed to extend the Loan Maturity Date (as that term is defined in the Construction Loan Agreement) pursuant to the terms of [i] Third Agreement Regarding Construction Loan and Permanent Financing Agreement, Collateral Assignment of Contract, Note and Other Matters (the “May 6, 2004 Agreement”), [ii] Third Agreement Amending Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (Madison County Property) (the “Third Amendment”), [iii] Agreement Amending Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (Allen County Property) (the “Allen County Amendment”), and [iv] Agreement Amending Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (Lake County Property) (the “Lake County Amendment;” the Third Amendment, the Madison County Amendment, the Allen County Amendment and the Lake County Amendment collectively are referred to in this Agreement as the “Amendment Documents”), all dated as of the date hereof by and between Lead and Borrower;

        WHEREAS, Lead and Participant desire to enter into this Agreement to modify the Participation Agreement to recognize the execution and delivery of the Amendment Documents;

        NOW THEREFORE, Lender and Borrower have agreed and do agree as follows:

ARTICLE 1
THE PARTICIPATION AGREEMENT

        1.1       All defined terms set forth in the Participation Agreement shall have the meanings set forth in the Original Participation Agreement as well as amended by this Agreement.

        1.2      The Original Participation Agreement is hereby amended as set forth below:

A.	Section 1 is amended by deleting the entirety of the current text of Section 1 and inserting new text for Section 1 reading in its entirety as follows:

1.          The Participation. As partial consideration for the purchase price paid by Participant pursuant to the Purchase Agreement, the Lead hereby grants and the Participant hereby accepts a fifteen percent (15%) (which, when added to the Conseco Participation acquired by Participant gives Participant a twenty-five percent (25%) participation) (the twenty-five percent (25%) participation is the “Participation Percentage”) undivided participation interest in the loan (the “Loan”) heretofore made by the Lead to Hoosier Park, L.P. (the “Borrower”) pursuant to (A) the Construction Loan and Permanent Financing Agreement, dated September 30, 1993, between API and the Lead (the “Construction Loan Agreement”), as assumed by the Borrower pursuant to (i) the Hoosier Park Agreement of Limited Partnership dated August 30, 1994 (as amended) and (ii) the Assumption Agreement, dated August 30, 1994, executed by the Borrower in favor of API (the “Assumption Agreement”), and as amended by (i) the Agreement Regarding Construction Loan and Permanent Financing Agreement, Mortgage, Collateral Assignment of Contract and Other Matters, dated January 31, 1994, between API and the Lead (the “January 31, 1994 Agreement”), (ii) the Loan Extension Agreement, dated June 1, 1994, between API and the Lead (the “Extension Agreement”), (iii) the Second Agreement Regarding Construction Loan and Permanent Financing Agreement, Collateral Assignment of Contract and Other Matters dated as of November 30, 1995, between the Borrower and the Lead (“November 30, 1995 Agreement”), and (iv) the Third Agreement Regarding Construction Loan and Permanent Financing Agreement, Collateral Assignment of Contract, Note and Other Matters dated as of May 6, 2004, between the Borrower and the Lead (“May 6, 2004 Agreement”) and (B) the Second Amended Secured Promissory Note, dated November 1, 1994, by Borrower in favor of the Lead in the face principal amount of $28,700,000, as amended by the May 6, 2004 Agreement (as so amended, the “Note”). The Loan is secured pursuant to (A) the Collateral Assignment of Contracts, dated September 30, 1993, between API and the Lead (the “Collateral Assignment”), as assumed by the Borrower pursuant to the Assumption Agreement and as amended by the January 31, 1994 Agreement, the November 30, 1995 Agreement, and the May 6, 2004 Agreement, (B) the Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated September 30, 1993, between API and the Lead (the “Mortgage”), as assigned to the Borrower pursuant to the Assumption Agreement and the Assignment and Assumption of Rents, Security Agreement and Fixture Filling and Consent to Assignment dated August 30, 1994, executed by the Borrower in favor of API (which was consented to by the Lead and accepted by the Borrower pursuant to agreements dated August 30, 1994) (collectively the “Mortgage Assignments”) and as amended by (i) the January 31, 1994 Agreement, (ii) the Second Agreement Amending Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated as of November 30, 1995, between the Lead and the Borrower (the “Second Amendment”) and (iii) the Third Agreement Amending Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated as of May 6, 2004, between the Lead and the Borrower (the “Third Amendment”); (C) the Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated November 30, 1995, between Borrower and the Lead, as amended by that certain Agreement Amending Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (the “Allen County Amendment”), dated as of May 6, 2004, between the Lead and the Borrower (as so amended, the “Allen County Mortgage”); (D) the Mortgage, Assignment of Rents, Security Agreement and Fixture Filing, dated November 30, 1995, between Borrower and the Lead as amended by that certain Agreement Amending Mortgage, Assignment of Rents, Security Agreement and Fixture Filing (the “Lake County Amendment”), dated as of May 6, 2004, between the Lead and the Borrower (as so amended, the “Lake County Mortgage”); (E) the API Pledge Agreement, dated August 30, 1994, between API and the Lead, as amended by that certain First Amendment to API Pledge Agreement dated as of May 31, 1996, between API and the Lead (as so amended, the “API Pledge”); (F) the Pegasus Pledge Agreement, dated August 30, 1994, between Pegasus Group, Inc., an Indiana corporation and the Lead (the “Pegasus Pledge Agreement”); (G) the Conseco Pledge Agreement, dated May 31, 1996 between Conseco and the Lead (the “Conseco Pledge Agreement”) and (H) the Centaur Racing, LLC Amended and Restated Pledge Agreement, dated December 3, 2001, between Participant and the Lead (the “Centaur Pledge”). The Construction Loan Agreement, the Assumption Agreement, the January 31, 1994 Agreement, the Extension Agreement, the November 30, 1995 Agreement, the May 6, 2004 Agreement, the Note, the Collateral Assignment, the Mortgage, the Mortgage Assignments, the Second Amendment, the Third Amendment, the Allen County Mortgage, the Lake County Mortgage, the API Pledge Agreement, the Pegasus Pledge Agreement, the Conseco Pledge Agreement, and the Centaur Pledge Agreement (collectively, together with any other documentation evidencing the Loan and any security therefor, the “Loan Documents”), copies of which have been provided to the Participant by the Lead.

ARTICLE 2
MISCELLANEOUS

        2.1       Except as specifically modified hereby, the Original Participation Agreement shall continue in full force and effect, unmodified and unamended. This Agreement shall not constitute a novation of the right, duties, obligations or liabilities of Lead, Participant, or any other party pursuant to such document.

        2.2      This Agreement shall be binding upon Lead and Participant and their respective successors and assigns.

        2.3       Lead and Participant acknowledge and agree that no event of default, and no condition or event which, with the passage of time and/or the giving of notice, could become an event of default under the Original Participation Agreement currently exists.

        IN WITNESS WHEREOF, Lead and Participant have executed this Agreement effective as of the above date, but actually on the dates set forth below.

LEAD:

CHURCHILL DOWNS MANAGEMENT COMPANY

By: /s/Vicki L. Baumgardner

Vice President, Finance & Administration

May 5, 2004

PARTICIPANT:

CENTAUR RACING, LLC

By: /s/Jeffrey M. Smith

CEO, Racing Operation

May 5, 2004